SCHEDULE 14A
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                       Securities and Exchange Act of 1934
                               (Amendment No. __)


Filed by the Registrant     [X]

Filed by Party other than the Registrant     [  ]

Check the appropriate box:

[   ]       Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss.240-11(c) or ss.240.14a-12


                            Paramount Services Corp.
                (Name of Registrant as Specified in Its Charter)


                    William T. Hart - Attorney for Registrant
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6
     (i)(3)

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

            -----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            -----------------------------------------------------

4) Proposed maximum aggregate value of transaction:

            -----------------------------------------------------

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

            -----------------------------------

2)    Form, Schedule or Registration No.:

            -----------------------------------

3)    Filing Party:

            -----------------------------------

4)    Date Filed:

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                            PARAMOUNT SERVICES CORP.
                                    Suite 450
                            999 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6C 2W2
                                 (604) 633-2556
                              (604) 683-0315 (fax)

                          NOTICE OF SPECIAL MEETING OF
                    SHAREHOLDERS TO BE HELD FEBRUARY 25, 2000



      Notice is hereby given that a special meeting of the shareholders of Paramount Services Corp. (the "Company") will be held at, Suite 1650, 200 Burrard Street, Vancouver, British Columbia, Canada on February 25, 2000, at 10:00 A.M., for the following purpose:

      (1)   to change the name of the Company to: wowtown.com, Inc.

      (2) to approve a forward split of the Company's common stock such that each outstanding share of the Company's common stock will be converted into two shares of common stock.

            To transact such other business as may properly come before the meeting.

      The Board of Directors has fixed the close of business on February 9, 2000 as the record date for the determination of shareholders entitled to notice of and to vote at such meeting. Shareholders are entitled to one vote for each share held. As of February 9, 2000, the Company had 7,349,000 outstanding shares of common stock.


                                    PARAMOUNT SERVICES CORP.



February 10, 2000                   By:  David Packman
                                    President

                            PARAMOUNT SERVICES CORP.
                                    Suite 450
                            999 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6C 2W2
                                 (604) 633-2556
                              (604) 683-0315 (fax)


                                 PROXY STATEMENT

         The accompanying proxy is solicited by the Board of Directors of the Company for voting at the special meeting of shareholders to be held on February 25, 2000, and at any and all adjournments of such meeting. If the proxy is executed and returned, it will be voted at the meeting in accordance with any instructions, and if no specification is made, the proxy will be voted for the proposals set forth in the accompanying notice of the special meeting of shareholders. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company at the address set forth on page one or in person at the time of the meeting. Additionally, any later dated proxy will revoke a previous proxy from the same shareholder. This proxy statement was mailed to shareholders of record on or about February 10, 2000.

         Only the holders of the Company's common stock are entitled to vote at the meeting. Each share of common stock is entitled to one vote and votes may be cast either in person or by proxy. A quorum consisting of one-third of the shares entitled to vote is required for the meeting. The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the change of the Company's name and the forward stock split. The approval of the holders of a majority of shares present at the meeting, in person or by proxy, is required to approve any other proposal to come before the meeting. As of February 9, 2000 the Company had 7,349,000 outstanding shares of common stock.

         Shares of the Company's common stock represented by properly executed proxies that reflect abstentions or "broker non-votes" will be counted as present for purposes of determining the presence of a quorum at the special meeting. "Broker non-votes" represent shares held by brokerage firms in "street-name" with respect to which the broker has not received instructions from the customer or otherwise does not have discretionary voting authority. Brokerage firms will not have discretionary authority to vote these "street-name" shares with respect to the proposal to change the Company's name or to reverse split the Company's common stock. Because approval of the name change requires the approval of a majority of the Company's outstanding shares, abstentions and broker non-votes will have the same effect as votes against the approval of the name change and the reverse stock split.

                             PRINCIPAL SHAREHOLDERS

      The following table sets forth the number of and percentage of outstanding shares of common stock beneficially owned by the Company's officer and director and those shareholders owning more than 5% of the Company's Common Stock as of February 9, 2000.

                                     Shares of
Name and Address                    Common Stock      Percent of Class

David B. Jackson                      (1)                   (1)
Suite 450
999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2

David Packman                         (1)                   (1)
Suite 450
999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2

Stephan C. Jackson                    (1)                   (1)
Suite 450
999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2

595796 B. C. Ltd.                 5,000,000 (1)             68%
Suite 450
999 West Hastings Street
Vancouver, British Columbia
Canada V6C 2W2

Bona Vista West Ltd.              2,035,700                 99%
P.O. Box 62
2001 Leeward Highway
Providenciales
Turks & Caicos Islands

All Officers and Directors              (1)                 (1)
  as a Group (3 persons)

   (1) In connection with the acquisition of Wowtown the Company issued 5,000,000 shares of common stock to 595796 B. C. Ltd. The Company's present officers and directors have the following ownership in 595796 B. C., Ltd.

                                                   Percentage
      Name                                         Ownership

      David B. Jackson                                 25%
      David Packman                                    25%
      Stephen C. Jackson                               25%


BACKROUND OF PROPOSALS

      The Company was incorporated on December 18, 1997. Since its formation, the Company has been inactive.

      On February 7, 2000 the Company acquired all of the issued and outstanding shares of Wowtown.com, Inc. in exchange for 5,000,000 shares of the Company's common stock.

      Wowtown plans to establish websites which will provide information regarding certain cities in the United States and Canada. Each website will have a directory of restaurants, hotels, sporting events, entertainment, tourist attractions and information. Those wanting more information regarding a particular business establishment will be linked directly to the particular establishment's website. Wowtown will charge participating establishments a monthly fee for being included in Wowtown's directory. Wowtown will also derive revenue from designing and maintaining websites for particular business establishments, by displaying advertising on Wowtown's website, and selling intranet business applications.

      Wowtown  has   established   its  first  fully   operational   website  at
www.vancouverwow.com.

      Wowtown estimates it will need approximately $50,000 in capital and one month to develop a basic website for a particular city. Once the basic website is established Wowtown will market its website to local business establishments by means of a local sales force. As of January 25, 1999 Wowtown employed three people on a full-time basis.

     Wowtown was incorporated on June 9, 1999. The financial statements of Wowtown.com, Inc. are included with this proxy statement.

      Following the acquisition of Wowtown the present management of the Company resigned and was replaced by the management of Wowtown. The Company's new officers and directors are:

            Name                                Position

            David B. Jackson              Chief Executive Officer and a
                                          director

            David Packman                 President and a director
            Stephen C. Jackson            Executive Vice President and a
                                          director

PROPOSAL TO CHANGE THE COMPANY'S NAME

      As a result of the acquisition of Wowtown, the Company's Board of Directors believes it is appropriate to change the name of the Company to wowtown.com, Inc.

PROPOSED FORWARD STOCK SPLIT

      In connection with the acquisition of Wowtown.com, Inc., the Company agreed to increase the number of its outstanding shares. Accordingly, the Company's board of directors has adopted a proposal, subject to shareholder approval, to forward split the shares of the Company's common stock such that each outstanding share of the Company's common stock will be automatically converted into two shares of common stock.

    If the forward split is approved by the Company's shareholders the Company will have 14,698,000 outstanding shares of common stock of which the former shareholders of Wowtown will own 10,000,000 shares. The number of outstanding shares after the reverse split gives effect to 200,000 shares of the Company's common stock which were issued to Century Capital Management Ltd., a company affiliated with Andrew Hromyk, a former officer and director of the Company. The shares were issued to Century Capital Management Ltd. for services provided in connection with the Company's acquisition of Wowtown.


AVAILABILITY OF REGISTRATION STATEMENT ON FORM 10-SB

      The Company's Registration Statement on Form 10-SB will be sent to any shareholder of the Company upon request. Requests for a copy of this report should be addressed to the Secretary of the Company at the address provided on the first page of this proxy statement.

SHAREHOLDER PROPOSALS

      Any shareholder proposal which may properly be included in the proxy solicitation material for the annual meeting of shareholders to be held after the Company's fiscal year ending April 30, 2000 must be received by the Secretary of the Company not later than August 31, 2000.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                              Financial Statements
                                October 31, 1999

                          REPORT OF INDEPENDENT AUDITOR





To the Director of
Wowtown.com Inc.


We have audited the accompanying balance sheet of Wowtown.com Inc. (a development stage enterprise) as of October 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the initial period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wowtown.com Inc. at October 31, 1999, and the results of its operations and its cash flows for the initial period then ended, in conformity with accounting principles generally accepted in the United States.





                                                      /s/  N.I. Cameron Inc.

Vancouver, Canada,                                    CHARTERED ACCOUNTANTS
November 24, 1999

                                Wowtown.com Inc.
                        (a development stage enterprise)
                                  Balance Sheet
                                October 31, 1999


                                     ASSETS

CURRENT
   Cash                                                   $       4,787

Deferred charges                                                  3,150
                                                          $       7,937


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable (Note 4)                                 $  15,332
   Notes payable (Note 5)                                       21,800
   Notes payable to related parties (Notes 4 and 5)             18,900
   Loans from stockholders (Note 6)                              2,499
                                                           -----------
                                                                58,531

STOCKHOLDERS' DEFICIT Share capital (Note 3)
      Common stock - $0.001 par value
      50,000,000 authorized; 100 issued and outstanding              1
      Preferred stock - $0.001 par value
        5,000,000 authorized

      Deficit accumulated in the development stage            (50,595)
                                                             ---------
                                                              (50,594)

                                                            $    7,937


On behalf of the Board:



Director




   The accompanying notes are an integral part of these financial statements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Operations
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999




OPERATING EXPENSES

   Professional fees                                      $        859
   Office and miscellaneous                                      3,512
   Development expenses (Note 4)                                46,224
                                                          ------------

LOSS FROM OPERATIONS                                       $  (50,595)
                                                           ===========





























       The accompanying notes are an integral part of these financialstatements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                       Statement of Stockholders' Deficit
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999




                                                         Deficit
                                                       Accumulated
                                     Common Stock        in the
                                Number of              development
                                 Shares      Amount       stage       Total
                              -------------------------------------------------

  Issuance of common stock            100       $  1         $    -     $    1

  Loss for the period                   -          -       (50,595)   (50,595)

                              =================================================
Balance October 31, 1999              100       $  1     $ (50,595) $ (50,594)
                              =================================================


























      The accompanying notes are an integral part of these financial statements

                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Cash Flows
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999





OPERATING ACTIVITIES
  Loss for the period                                           $(50,595)
  Add: Changes in non-cash working capital
           Accounts payable                                        15,332
                                                               -----------
  Net cash used in operating activities                          (35,263)
                                                               -----------

FINANCING ACTIVITIES
  Advances from stockholders                                        2,499
  Increase in notes payable                                        40,700
  Issuance of share capital                                             1
                                                               -----------
  Net cash provided by financing activities                        43,200
                                                               -----------

INVESTING ACTIVITIES
  Increase in deferred charges                                    (3,150)
                                                               -----------
  Net cash used in investing activities                           (3,150)
                                                               -----------

NET CHANGE IN CASH DURING THE PERIOD                                4,787

CASH AT BEGINNING OF PERIOD                                             -
                                                               -----------

CASH AT END OF PERIOD                                            $  4,787
                                                               ===========












       The accompanying notes are an integral part of these financial statements

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



1.    FORMATION AND BUSINESS OF THE COMPANY

     Wowtown.com Inc. (the "Company") was incorporated in Nevada, U.S.A. on June 9, 1999.

   The Company is a development stage company and its purpose at this time is focused on bringing the Internet from the World Wide Web to an interactive local market, develop advertising resources and community directories. The Company is developing a community of Local Market Internet Portals in major North American centres with further extension into suburbs and neighborhoods. It is a free membership concept for the internet user, creating savings and discounts for the members with the participating local business establishments. There are approximately 1,100 members at this time.


2.    SIGNIFICANT ACCOUNTING POLICIES

   Use of estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

   Income taxes
   The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between financial statement and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance in respect of amounts considered by management to be less likely than not of realization in future periods.

3.    SHARE CAPITAL

   Holders of the common stock are entitled to one vote per share and share equally in any dividends declared and distributions on liquidation.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



4.    RELATED PARTY TRANSACTIONS

(a) A company controlled by a director of the Company has provided administrative services and facilities to the Company and development expenses at cost. The Company as at October 31, 1999 was indebted in relation to these services are as follows:

        Notes payable                          $  10,600
        Accounts payable                           2,254
                                             -----------
                                               $  12,854

(b) A company controlled by three of the stockholders has performed development services for the Company at cost. As at October 31, 1999, the Company was indebted for these services are as follows:

            Note payable                      $    8,300
            Accounts payable                       2,539
                                              ----------
                                               $  10,839

The total amount of expenses incurred through services of these related parties are as follows:

            Administrative                    $    3,500
            Development expenses                  23,445
                                               ---------
                                               $  26,945

5.    NOTES PAYABLE

   Notes payable to unrelated parties amounting to $21,800 do not bear interest and are due and payable on December 31, 1999.

   Notes payable to related parties amounting to $18,900 do not bear interest and are due and payable on December 31, 1999.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



6.    LOANS FROM STOCKHOLDERS

   Loans from stockholders are interest-free and have no terms of repayment.


7.    YEAR 2000

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the Year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect the Company's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

                            PARAMOUNT SERVICES CORP.

                This Proxy is Solicited by the Board of Directors

            The undersigned stockholder of the Company, acknowledges receipt of the Notice of the Special Meeting of Stockholders, to be held February 25, 2000, 10:00 a.m. local time, at Suite 1650, 200 Burrard Street, Vancouver, B.C. V6C 3L6, and hereby appoints David B. Jackson and Andrew Hromyk, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned's shares as follows:

      (1)   To change the name of the Company to wowtown.com, Inc.;
                               -        -            -
                             /  / FOR /  / AGAINST /  / ABSTAIN

      (2) To approve a forward  split of the  Company's  common  stock such that each
            outstanding share of the Company's common stock will be converted into two shares of common stock.
                               -        -            -
                             /  / FOR /  / AGAINST /  / ABSTAIN

      To transact such other business as may properly come before the meeting.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEMS 1 AND 2.

                        Dated this ____ day of _________, 2000.

                        ---------------------------------
                                      (Signature)

                        Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees, and other fiduciaries should so indicate when signing.

                        Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

                                            Return this Proxy to:
                                            Century Capital Management, Ltd.
                                            200 Burrard St.
                                            Suite 1650
                                            Vancouver, British Columbia
                                            Canada V6C 3L6
                                            (604) 689-3355
                                            (604) 689-5320 (fax)